UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 22, 2026
Date of Report (date of earliest event reported)
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Rivian Automotive, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-41042 (Commission File Number)	47-3544981 (IRS Employer Identification Number)
14600 Myford Road Irvine, California 92606
(Address of principal executive offices) (Zip code)
(888) 748-4261
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	RIVN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.
On June 22, 2026, Rivian Automotive, Inc. (the "Company") held its Annual Meeting of Stockholders. Holders of the Company's Class A common stock were entitled to one vote per share held as of the close of business on April 23, 2026 (the "Record Date") and holders of the Company's Class B common stock were entitled to ten votes per share held as of the Record Date, and the holders voted together as a single class on each of the proposals set forth below. A total of 976,546,842 shares of the Company's Class A common stock and 3,912,500 shares of the Company's Class B common stock were presented in person or represented by proxy at the meeting, representing approximately 78.39% of the combined voting power of the Company's Class A and Class B common stock as of the Record Date. The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on April 27, 2026.
Item 1 — Election of two Class II directors to serve until the 2029 annual meeting of stockholders and until their respective successors shall have been duly elected and qualified.

Nominee	Votes FOR	Votes WITHHELD	Broker Non-Votes
Karen Boone	618,888,357	141,045,594	255,737,891
Aidan Gomez	702,024,906	57,909,045	255,737,891

Item 2 — Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
999,469,299	10,599,213	5,603,330	0

Item 3 — Approval, on an advisory (non-binding) basis, of the compensation of the Company's named executive officers in 2025.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
508,489,685	250,097,567	1,346,699	255,737,891

Based on the foregoing votes, Karen Boone and Aidan Gomez were elected, and Items 2 and 3 were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVIAN AUTOMOTIVE, INC.

Date: June 26, 2026	By:	/s/ Claire McDonough
	Name:	Claire McDonough
	Title:	Chief Financial Officer